Stock-Based Compensation	12 Months Ended
Dec. 31, 2018
Stock-Based Compensation [Abstract]
STOCK-BASED COMPENSATION

11.   STOCK-BASED COMPENSATION

We currently do not offer stock-based compensation to our employees or directors.  In 2008, we established the SARs Plan under which certain of our executive officers and key employees were granted stock appreciation rights payable in cash, or in some circumstances, Oncor membership interests.  In February 2009, we established the Oncor Electric Delivery Company LLC Director Stock Appreciation Rights Plan (the Director SARs Plan) under which certain non-employee members of our board of directors and other persons having a relationship with us were granted SARs payable in cash, or in some circumstances, Oncor membership interests.

In November 2012, we accepted the early exercise of all outstanding SARs (both vested and unvested) issued to date pursuant to both SARs Plans.  As part of the 2012 early exercise of SARs we began accruing interest on dividends declared with respect to the SARs.  Under both SARs plans, dividends that were paid in respect of Oncor membership interests while the SARs were outstanding were credited to the SARs holder’s account as if the SARs were units, payable upon the earliest to occur of death, disability, separation from service, unforeseeable emergency, a change in control, or the occurrence of an event triggering SAR exercisability pursuant to Section 5(c)(ii) of the SARs Plan.  As a result of the Sempra Acquisition, the dividend and interest accounts were distributed in 2018, totaling $15 million.   For accounting purposes, the liability was discounted based on an employee’s or director’s expected retirement date.   We recognized $4 million, $1 million and $1 million in accretion and interest with respect to such dividend and interest accounts in the years 2018, 2017 and 2016, respectively.